UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2022

GRIFFON CORPORATION

(Exact name of registrant as specified in its charter)
Commission File Number: 1-06620

Delaware	11-1893410
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

712 Fifth Avenue, 18th Floor
New York, New York 10019
(Address of principal executive offices, including zip code)
(212) 957-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, $0.25 par value per share	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2016 Equity Incentive Plan

The Board of Directors (the “Board”) of Griffon Corporation (“Griffon”) previously approved the Amended and Restated 2016 Equity Incentive Plan (the “Incentive Plan”), subject to the approval by Griffon’s shareholders (the “Shareholders”) at Griffon’s annual meeting of Shareholders in 2022 (the “Annual Meeting”). The Shareholders approved the Incentive Plan on February 17, 2022, as discussed in Item 5.07 below.

The Incentive Plan increases the number of shares of common stock available for future awards of equity-based compensation by 1,200,000 shares, such that the total shares authorized for issuance under the Incentive Plan is 6,250,000 shares (plus shares underlying the portion of any awards under the Griffon Corporation 2011 Equity Incentive Plan that are forfeited or cancelled). As of December 31, 2021, there were 378,905 shares available for grant under the Griffon Corporation 2016 Equity Incentive Plan (prior to it being amended and restated).

In addition to increasing the number of shares available for awards of equity-based incentive compensation, the Incentive Plan also amends the prior incentive plan to:

●	provide that, except in the case of a participant’s death or disability, the Compensation Committee (the “Committee”) shall not have the authority to accelerate the vesting, exercise, or payment of any award or the performance period for any award.

●	eliminate references to the Internal Revenue Code of 1986, as amended (the “Code”), Section 162(m), which used to provide for the unlimited deductibility of the compensation expense associated with performance-based awards to Griffon’s named executive officers (“NEOs”) if certain conditions were met. The amendment of Code Section 162(m) under the Tax Cuts and Jobs Act of 2017 eliminated the tax deduction for performance-based compensation to an NEO to the extent that total compensation to the NEO exceeds $1 million. The Incentive Plan still requires that, for any performance-based award granted to an NEO, (i) the performance criteria and number of shares to be earned at various levels of performance must be approved by the Committee no later than the first to occur of ninety days into the performance period and the lapse of 25% of the performance period, and (ii) while such an award can be structured so that the Committee has the flexibility to reduce the number of shares to be received by the NEO below the number earned, under no circumstances can the Committee ever increase the number of shares to be received by the NEO beyond the number of shares earned.

●	clarify that only the full Board (and not the Committee) can approve grants of awards to non-employee directors.

The foregoing discussion of the Equity Plan is qualified in its entirety by reference to the full text of the Equity Plan, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Amendment to Certificate of Incorporation

The Board previously approved an amendment (the “Charter Amendment”) to Griffon’s Certificate of Incorporation (the “Charter”), subject to the approval by Shareholders at the Annual Meeting. The Shareholders approved the proposed Charter Amendment on February 17, 2022, as discussed in Item 5.07 below. The Charter Amendment approved by the Board, and subsequently approved by the Shareholders, provides as follows:

●	Article Fifth of the Charter was amended to phase-in a declassification of the Board over a two-year period beginning in 2022.

●	Article Eleventh was amended to permit Shareholders holding, in the aggregate, a “net long position” in Griffon’s capital stock representing at least 25% of the entire voting power of Griffon’s capital stock to call a special meeting of shareholders. A Shareholder’s “net long position” is generally defined as the number of shares of common stock in which the Shareholder holds a positive (also known as “long”) economic interest, reduced by the number of shares of common stock in which the Shareholder holds a negative (also known as “short”) economic interest.

The Charter Amendment approved by Shareholders was made effective by filing with the Secretary of State of the State of Delaware on February 18, 2022. The foregoing discussion of the Charter Amendment is qualified in its entirety by reference to the Charter Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

Amendment to Bylaws

In connection with the foregoing Charter Amendment, the Board also approved, contingent on Shareholder approval of the Charter Amendment, Amendment No. 1 to Griffon’s Amended and Restated By-laws (the “By-law Amendment”). The Bylaw Amendment contains related and/or conforming amendments related to the Charter Amendment, as well as certain procedural requirements for Shareholders requesting a special meeting (including the provision of the same information required for Shareholder proposals at annual meetings under Griffon’s advance notice By-law provisions). In addition, the By-law Amendment also imposes qualifications designed to prevent duplicative and unnecessary meetings by eliminating proposals that, as determined by the Board:

●	are not proper subjects for shareholder action under, or involve a violation of, applicable law;
●	are received during the period beginning 120 days prior to the anniversary of the prior annual meeting of shareholders and ending on the date of the next annual meeting of shareholders;
●	are substantially similar to another proposal, other than the election or removal of directors, that was presented at a meeting of shareholders held within the prior 12 months;
●	relate to the election or removal of directors, if the election or removal of directors was presented at an annual or special meeting of shareholders held within 120 days prior to the date the special meeting request was delivered; or
●	are presented by a shareholder that has violated the reporting requirements of Section 13 of the Securities Exchange Act of 1934.

The By-law Amendment provides that a special meeting must be called within 120 days after the receipt by the Griffon’s Corporate Secretary of valid requests by holders of the requisite number of shares. Pursuant to Griffon’s Certificate of Incorporation and Delaware law, the amendments to Griffon’s by-laws are not subject to Shareholder approval.

The foregoing discussion of the By-law Amendment is qualified in its entirety by reference to the full text of the By-law Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 17, 2022, Griffon held its Annual Meeting. Of the 56,303,873 shares of common stock outstanding and entitled to vote, 51,860,118 shares, or 92.1%, were represented at the meeting in person or by proxy, and therefore a quorum was present. The final results for each of the matters submitted to a vote of Shareholders at the Annual Meeting are as follows:

Item No. 1: Each of Louis J. Grabowsky, Michelle L. Taylor, Cheryl L. Turnbull and H. C. Charles Diao were elected to serve until Griffon’s 2023 Annual Meeting of Shareholders, by the votes set forth below:

Nominee	For	Withheld

Louis J. Grabowsky*	42,274,882	1,762,156
Robert F. Mehmel*	19,993,094	605,157
Michelle L. Taylor*	50,054,395	1,756,189
Cheryl L. Turnbull*	48,293,009	3,517,575
H. C. Charles Diao**	36,755,237	105,754

*Griffon Nominee

**Voss Nominee

Item No. 2: The resolution to approve, on an advisory basis, the compensation of the named executive officers as disclosed in Griffon’s Proxy Statement, did not pass; the vote totals are set forth below:

For	Against	Abstain	Broker Non-votes
17,361,455	33,983,871	465,253	49,539

Item No. 3: The Shareholders approved an amendment to Griffon’s Certificate of Incorporation to phase out the classified structure of the Board of Directors, by the votes set forth below:

For	Against	Abstain	Broker Non-votes
46,953,654	4,604,197	252,730	49,537

Item No. 4: The Shareholders approved an amendment to Griffon’s Certificate of Incorporation to reduce the percentage of outstanding voting power required to call a special meeting to 25%, by the votes set forth below:

For	Against	Abstain	Broker Non-votes
46,951,026	4,581,466	278,089	49,537

Item No. 5: The Shareholders approved the Griffon Corporation Amended and Restated 2016 Equity Incentive Plan, by the votes set forth below:

For	Against	Abstain	Broker Non-votes
47,650,403	3,553,956	606,220	49,539

Item No. 6: The Shareholders ratified the appointment of Grant Thornton LLP as Griffon’s independent registered public accounting firm for fiscal 2022, by the votes set forth below:

For	Against	Abstain
49,696,260	418,896	1,744,962

Item 8.01.	Other Information.

On February 17, 2022, Griffon issued a press release in which it announced the preliminary results of the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Griffon Corporation.

3.2	Amendment No. 1 to Amended and Restated By-laws of Griffon Corporation.

99.1*	Amended and Restated 2016 Equity Incentive Plan.

99.2	Press Release, dated February 17, 2022.

*Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

Date: February 18, 2022

	By:	/s/ Seth L. Kaplan
Seth L. Kaplan
Senior Vice President, General Counsel and Secretary